RBC FUNDS TRUST

(the “Trust”)

RBC Impact Bond Fund

(the “Fund”)

Supplement dated July 26, 2023 to the Fund’s Prospectus and Statement of Additional

Information dated (“SAI”) January 27, 2023, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees approved a change to the Fund’s name.

I. Effective July 26, 2023, all references to “RBC Impact Bond Fund” in the Fund’s Prospectus are deleted and replaced with “RBC BlueBay Impact Bond Fund.”

II. Effective July 26, 2023, all references to “RBC Impact Bond Fund” in the Fund’s SAI are deleted and replaced with “RBC BlueBay Impact Bond Fund.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE